UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)

[X]           Filed by Registrant

[  ]           Filed by a Party other than the Registrant

Check the appropriate box:

[  ]           Preliminary Proxy Statement

[  ]           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]           Definitive Proxy Statement

[X]           Definitive Additional Materials

[  ]           Soliciting Material Pursuant to §240.14a-12

DESERT CAPITAL REIT, INC.
(Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

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2)           Aggregate number of securities to which transaction applies:

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3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act  Rule 0-11:(1)

N/A
4)           Proposed maximum aggregate value of transaction:
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5)           Total fee paid
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(1)  Set forth the amount on which the filing fee is calculated and state how it was determined.

Fee paid previously with preliminary materials:

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

1)  Amount Previously Paid:
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2)  Form, Schedule or Registration Statement No.:
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3)  Filing Party:
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4)  Date Filed:
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DESERT CAPITAL REIT, INC.
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting
To Be Held on December 7, 2010

Stockholder Meeting Information
DESERT CAPITAL REIT, INC.

Meeting Type:      Annual Meeting
For holders as of: October 1, 2010
Date:                      December 7, 2010
Time:                     10:00 a.m. Pacific Standard Time
Location:    Sunset Station Hotel & Casino
                                1301 W. Sunset Road
                                Henderson, Nevada 89014

You are receiving this communication because you hold shares in the above named company.

THIS IS NOT A BALLOT.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.  You may view the proxy materials online at  http://www.taxacs.com/desert/proxy/
or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BEFORE YOU VOTE

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report
2. Notice and  Proxy Statement

How to View Online:
Have the 7-Digit PIN Number available (located on the first page of this Notice to the right of your name) and visit: http://www.taxacs.com/desert/proxy/ (please note that this web address must include http:// prior to entering “www” in order to access the log-in screen).

How to Request and Receive a PAPER or E-MAIL Copy of the Proxy Materials:
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:                                http://www.desertcapitalreit.com/investor_communication/Contact.aspx

2) BY  TELEPHONE:                                           1 (800) 419-2855

3) BY E-MAIL*:                                           info@desertcapitalreit.com

* If requesting materials by e-mail, please send a blank e-mail with the 7-Digit PIN Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before  November 23, 2010 to facilitate timely delivery.  If you do not make the request as instructed above, you will not otherwise receive a paper or email copy of the annual report.

HOW TO VOTE

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to http://www.taxacs.com/desert/proxy/ (please note that this web address must include http:// prior to entering "www" in order to access the log-in screen ) and you will be taken to the Proxy Web Voting screen which asks you to enter the seven-digit PIN number located on the first page of this Notice to the right of your name, as well as the last four digits of the Primary Investor’s Tax ID to log in.  Follow the instructions on the screen to place your votes.   Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Standard Time the day before the cut-off date or meeting date.  After indicating your votes by Internet, you will  not  need to submit any further proxy materials by mail.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR all of the nominees listed in Proposal 1:

1.  Election of Directors

Nominees

01          James L. George                                           02           Thomas L. Gustafson

03          Todd B. Parriott                                           04           Stacy M. Riffe

05          Charles W. Wolcott

The Board of Directors recommends you vote FOR each of the following proposals:

2.          The ratification of Hancock Askew & Co. LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.          To take action upon any other business as may properly come before the meeting, including approving any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum, or to obtain additional votes in favor of the proposals.